                                                                    EXHIBIT 99.3



                                VOTING AGREEMENT

         This Voting Agreement (the "Agreement") is made and entered into as of October 3, 2000, by and between Inverness Medical Technology, Inc., a Delaware corporation ("Parent"), and the undersigned shareholders (each a "Shareholder" and collectively, the "Shareholders") of Integ Incorporated, a Minnesota corporation (the "Company"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

                                    RECITALS

         A. Parent, the Company and Terrier Acquisition Corp. a Delaware corporation and a wholly owned subsidiary of Parent ("MergerCo"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for the merger (the "Merger") of the Company with and into MergerCo. Pursuant to the Merger, shares of common stock of the Company will be converted into common stock of Parent on the basis described in the Merger Agreement.

         B. As of the date hereof, each Shareholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding common stock, par value $.01 per share, of the Company (the "Common Stock") as set forth opposite such Shareholder's name on Schedule I attached hereto (the "Shares").

         C. The Parent desires each Shareholder to agree, and each Shareholder is willing to agree, not to transfer or otherwise dispose of any of such Shareholder's Shares, and to vote, or direct the voting of, the Shares in a manner so as to facilitate consummation of the Merger, as provided herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

         1. AGREEMENT TO RETAIN SHARES. Other than as provided herein, until the Expiration Date (as defined below), each Shareholder hereby agrees that he, she or it shall not hereafter (i) sell, tender, transfer, pledge, encumber, assign or otherwise dispose of (including without limitation, gift) any of the Shares,
(ii) deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any proxy, power of attorney or authorization in or with respect thereto, (iii) enter into any contract, option or other agreement, arrangement, understanding or undertaking with respect to the direct or indirect sale, transfer, pledge, encumbrance, assignment or other disposition of any Shares, (iv) exercise any Company Options or Company Warrants prior to the Closing date without the consent of Parent, or (v) take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing such Shareholder's obligations under this

Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (A) the Effective Time, (B) the date that the Merger Agreement shall be terminated in accordance with its terms, or (C) upon mutual agreement of the parties hereto.

         Notwithstanding the foregoing, after the date of approval of the Merger by the Company's shareholders, a Shareholder may, for tax and estate planning purposes, transfer (i) a de minimis number of Shares in the open market, or (ii) Shares provided that (A) such transferee under this clause (ii) agrees to be bound by the provisions of this Agreement, and (B) such transfer will not cause this Agreement to be governed by, or in violation of, the proxy solicitation rules or any federal of state securities law. Any transfer of Shares in violation hereof shall be void AB INITIO.

         2. AGREEMENT TO VOTE SHARES. Each Shareholder, at every meeting of the shareholders of the Company called with respect to any of the following matters through the Expiration Date, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following matters, shall vote the Shares (i) in favor of approval of the Merger Agreement and the Merger and any matter necessary for consummation of the Merger, (ii) against (x) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (y) any action which would impede, interfere with, delay, postpone, or materially adversely affect consummation of the transactions contemplated by the Merger Agreement, and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement that is considered at any such meeting of shareholders or in such consent, and in connection therewith to execute any documents that are necessary or appropriate in order to effectuate the foregoing or, at the request of Parent, to permit Parent to vote such Shares directly.

         3. IRREVOCABLE PROXY. By execution of this Agreement, each Shareholder does hereby appoint and constitute Parent, until the Expiration Date, with full power of substitution and resubstitution, as each such Shareholder's true and lawful attorney and irrevocable proxy, to the full extent of the undersigned's rights with respect to the Shares, to vote each of such Shares solely with respect to the matters set forth in Section 2 hereof. Each Shareholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date and hereby revokes any proxy previously granted by such Shareholder with respect to the Shares.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER. Each Shareholder, severally and not jointly, hereby represents, warrants and covenants to Parent as follows:

                  4.1 DUE AUTHORITY. Such Shareholder has full power, corporate or otherwise, and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder. This Agreement has been duly executed and delivered by or on behalf of such Shareholder and constitutes a legal, valid and binding obligation of each Shareholder, enforceable against such Shareholder in accordance with its terms.

                  4.2      NO CONFLICT; CONSENTS.

                           (a)  The execution and delivery of this Agreement by
such Shareholder do not, and the performance by each Shareholder of the obligations under this Agreement and the compliance by such Shareholder with any provisions hereof do not and will not, (i) conflict with or violate, or require any approval under, any law, statute, rule, regulation, order, writ, judgment or decree applicable to such Shareholder or the Shares, (ii) conflict with or violate such Shareholder's charter, bylaws, partnership agreement or other organizational documents, if applicable, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or the Shares are bound.

                           (b)  The execution and delivery of this Agreement by
each Shareholder do not, and the performance of this Agreement by such Shareholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by such Shareholder except for filings under the HSR Act or applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not prevent or delay the performance by such Shareholder of his or her obligations under this Agreement in any material respect.

                           (c)  No agreement to which any Shareholder is a party
requires consent of any such Shareholder to the execution, delivery or performance of the Merger Agreement, the Loan Agreement between Parent and the Company, or any other agreement entered into by the Company in connection therewith, except for consent in connection with such Shareholder's status as a director or as a shareholder of the Company.

                  4.3 OWNERSHIP OF SHARES. Each Shareholder (i) is the beneficial owner of the Shares set forth on SCHEDULE I, which at the date hereof are, and at all times up until the Expiration Date will be, free and clear of any liens, claims, options, charges, proxies or voting restrictions or other encumbrances, (ii) does not beneficially own any shares of capital stock of the Company other than the Shares and (iii) has sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 1 and 2 hereof, sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement and the Merger Agreement.

                  4.4 NO SOLICITATIONS. Hereafter until the Expiration Date, each Shareholder shall not, nor, to the extent applicable to such Shareholder, permit any of its affiliates to, nor shall it authorize any partner, officer, director, advisor or representative of, such Shareholder or any of its affiliates to, (i) solicit, initiate or knowingly encourage the submission of any inquiries, proposals or offers from any person relating to an Acquisition Proposal, (ii) enter into any agreement with respect to an Acquisition Proposal, (iii) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) with respect to an Acquisition Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (iv) initiate a shareholders' vote or action by consent of the Company's shareholders with respect to an Acquisition Proposal, or (v) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of an Acquisition Proposal.

         5. NO FINDER'S FEES. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of each Shareholder.

         6. FURTHER ASSURANCES. From time to time, at the Parent's request and without further consideration, each Shareholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         7. INTENTIONALLY OMITTED.

         8. TERMINATION. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

         9. STOP TRANSFER. The Shareholders shall not request that the Company register the transfer of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with this Agreement.

         10. MISCELLANEOUS.

             10.1 SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                  10.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either party without the prior written consent of the other.

                  10.3 AMENDMENTS AND MODIFICATIONS. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  10.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in the State of Minnesota, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

                  10.5 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by cable, telegram, telecopier or telex or sent by prepaid overnight carrier to the parties at the following addresses:

                           (a)      if to Parent:

                                    200 Prospect Street
                                    Waltham, Massachusetts 02453
                                    Attn: Chief Executive Officer
                                          Telecopy No.: (781) 647-3939

                                    with a copy to:

                                    Goodwin, Procter & Hoar  LLP
                                    Exchange Place
                                    Boston, Massachusetts  02109
                                    Attn:   Stephen W. Carr, P.C.
                                            Scott F. Duggan, Esq.
                                            Telecopy No.: (617) 523-1231

                           (b)      If to Shareholder:

                                    To the address for notice set forth on the last page hereof;

                                    with a copy to:

                                    Dorsey & Whitney LLP
                                    Pillsbury Center South
                                    220 South Sixth Street
                                    Minneapolis, Minnesota 55402
                                    Attn:   Kenneth L. Cutler
                                            Telecopier No.: (612) 340-8738

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

                  10.6 GOVERNING LAW; JURISDICTION AND VENUE. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the jurisdiction of the courts of the State of Minnesota and of the United States of America located in such state (the "Minnesota Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby and waive any objection to the laying of venue of any such litigation in the Minnesota Courts and agree not to plead or claim in any Minnesota Court that such litigation brought therein has been brought in any inconvenient forum.

                  10.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

                  10.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

                  10.9 EFFECT OF HEADINGS. The section headings herein are for convenience of reference only and shall not limit or affect the meaning hereof.





                                  [END OF TEXT]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date and year first above written.


                                              INVERNESS MEDICAL
                                              TECHNOLOGY, INC.


                                              By: /s/ Ron Zwanziger
                                                  ------------------------------
                                                  Name:  Ron Zwanziger
                                                  Title: Chief Executive Officer

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.


                                MEDICAL INNOVATION FUND



                                By: /s/ Timothy I. Maudlin
                                    -----------------------------------
                                    Name:      Timothy I. Maudlin
                                    Title:     General Partner of
                                               Medical Innovation Partners,
                                               its General Partner
                                Shareholder's Address for Notice:

                                         6450 City West Parkway
                                         Suite 508
                                         Eden Prairie, MN 55344


                                MEDICAL INNOVATION FUND II


                                By:  /s/ Timothy I. Maudlin
                                     -----------------------------------
                                     Name:     Timothy I. Maudlin
                                     Title:    General Partner of
                                               Medical Innovation Partners II,
                                               its General Partner

                                Shareholder's Address for Notice:

                                         6450 City West Parkway
                                         Suite 508
                                         Eden Prairie, MN 55344

                                /s/ S.L. Critzer
                                -------------------------------
                                Susan L. Critzer





                                /s/ Mark B. Knudson
                                -------------------------------
                                Mark B. Knudson, Ph.D.




                                /s/ Robert B. Nickoloff
                                -------------------------------
                                Robert B. Nickoloff

                                /s/ Susan Knudson
                                -------------------------------
                                Susan Knudson






                                KNUDSON FAMILY LIMITED
                                PARTNERSHIP



                                By: /s/ Mark B. Knudson
                                    -------------------------------
                                    Name: Mark B. Knudson, Ph.D.
                                    Title: President





                                MEDICAL INNOVATION PARTNERS



                                By: /s/ Timothy I. Maudlin
                                    -------------------------------
                                    Name: Timothy I. Maudlin
                                    Title: General Partner

                                MEDICAL INNOVATION PARTNERS II



                                By: /s/ Timothy I. Maudlin
                                    -------------------------------
                                    Name: Timothy I. Maudlin
                                    Title: General Partner

                                By: /s/ Frank Bennett
                                    -------------------------------
                                    Name: Frank Bennett






                                By: /s/ Winston Wallin
                                    -------------------------------
                                    Name: Winston Wallin




                                By: /s/ Walter Sembrowich
                                    -------------------------------
                                    Name: Walter Sembrowich

                                   SCHEDULE I



                                                            Number of Shares of Common Stock
Name of Shareholders                                           of Target Beneficially Owned
--------------------                                        --------------------------------

Susan L. Critzer                                                         76,060
Mark B. Knudson                                                         170,802
Susan Knudson                                                            25,000
Knudson Family Limited Partnership                                       54,000
Robert Nickoloff                                                         57,187
Medical Innovation Fund                                                 532,927
Medical Innovation Fund II                                              486,161
Medical Innovation Partners                                               1,750
Medical Innovation Partners II                                            1,500
Frank Bennett                                                            40,985
Winston Wallin                                                           50,000
Walter Sembrowich                                                        20,000

Total                                                                 1,516,372






         Total